EXHIBIT 10.170

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

                For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN ST PORTFOLIO III, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

                By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

                This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN ST PORTFOLIO III,
L.L.C., a Delaware limited liability company

	By:	Inland American Real Estate Trust, Inc., a
Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
3	DC00147	Rhode Island Avenue	410 Rhode Island Avenue	Washington	DC	20002	District of Columbia	2,595
3	GA00375	Haynes Bridge Branch	9119 Haynes Bridge Road	Alpharetta	GA	30201	Fulton	5,765
3	GA00756	EE Butler	121 E.E. Butler Parkway	Gainesville	GA	30501	Hall	28,056
3	SC00185	NCF: Hillcrest	1742 E. Main Street	Spartanburg	SC	29307	Spartanburg	2,303
3	VA00191	East Henrico	4307 Williamsburg Rd	Richmond	VA	23231	Henrico	2,474
3	VA00420	Port Road	1300 S Main Street	Harrisonburg	VA	22801	City of Harrisonburg	3,300
3	VA00463	Madison Heights Office	U.S. 29 North & Dillard Road	Madison Heights	VA	24572	Amherst	2,776
3	VA00490	Tanglewood	2730 Ogden Road S.W.	Roanoke	VA	24014	City of Roanoke	2,432
11	GA00385	Woodstock Branch	9863 Georgia Highway 92	Woodstock	GA	30188	Cherokee	6,142
11	GA00534	Peachtree Branch	3491 Courtyard Way	Columbus	GA	31909	Muscogee	3,672
11	GA00730	Baxley Office	201 W Parker St	Baxley	GA	31513-1923	Appling	18,126
11	MD00420	Osborne Road	7620 South Osborne Road	Upper Marlboro	MD	20772	Prince Georges	2,280
11	NC00304	NCF: Marshville	103 E Main St	Marshville	NC	28103	Union	2,150
11	NC00310	NCF: Hilltop	791 East Roosevelt Blvd	Monroe	NC	28110	Union	2,800
11	NC00371	NCF: Wake Forest	353 S White Street	Wake Forest	NC	27588	Wake	5,390
11	SC00135	NCF: Northtowne	3898 Liberty Hwy	Anderson	SC	29621	Anderson	3,500
11	TN00317	Broadway Facility	600 Broadway	Johnson City	TN	37601	Washington	1,680
11	VA00161	Allen Avenue	1801 W. Broad St.	Richmond	VA	23220	City of Richmond	10,626
11	VA00426	Gloucester Point	1478 George Washington Memorial Hwy	Gloucester	VA	23062	Gloucester	3,828